QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the use in this Amendment No. 2 to the Registration Statement of Sunbelt Bancshares, Inc., on Form SB-2 (No: 333-120681), of our report dated November 10, 2004, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our firm under the captions "Experts" in such Prospectus.

/s/ McGladrey & Pullen, LLP

Dallas, Texas
February 7, 2005

QuickLinks

  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm